SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2007
Superior Wholesale Inventory Financing Trust 2007-AE-1
(Issuing Entity with respect to Securities)
Wholesale Auto Receivables LLC
(Depositor with respect to Securities)
GMAC LLC
(Sponsor with respect to Securities)

Delaware	333-131524-01	38-3082709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mark E. Newman, Vice President
Wholesale Auto Receivables LLC
200 Renaissance Center
Detroit, Michigan	48265

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (313) 665-6266

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture dated as of February 13, 2007
Trust Agreement dated as of February 13, 2007
Pooling & Servicing Agreement dated as of February 13, 2007
Officer's Issuance Certificate for Series 2007-A Floating Rate Asset Backed Term Notes, dated as of February 13, 2007
Officer's Issuance Certificate for Series 2007-RNI Class A Floating Rate Asset Backed Revolving Note dated as of February 13, 2007
Certificate Issuance Order for Class 2007-A Floating Rate Asset Backed Certificates dated as of February 13, 2007
Trust Sale and Servicing Agreement dated as of February 13, 2007
Custodian Agreement dated as of February 13, 2007
Administration Agreement dated as of February 13, 2007
Schedule to the ISDA Master Agreement
Confirmation of the Primary Swap Relating to the Class A Term Notes dated as of February 13, 2007
Confirmation of the Primary Swap Relating to the 2007-RNI Revolving Note dated as of February 13, 2007
Confirmation of the Primary Swap Relating to the Class B Term Notes dated as of February 13, 2007
Confirmation of the Primary Swap Relating to the Class C Term Notes dated as of February 13, 2007
Swap Couterparty Rights Agreement dated as of February 13, 2007
Triparty Contingent Assignment dated as of February 13, 2007

Item 8.01.	Incorporation of Certain Documents by Reference
     Wholesale Auto Receivables LLC has registered an issuance of $8,794,009,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-131524) under the Securities Act of 1933, as amended (the “Act”), filed on February 3, 2006, as amended by Amendment No. 1 on March 21, 2006, by Amendment No. 2 on April 13, 2006 and by Post-Effective Amendment No. 1 on February 2, 2007 (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Superior Wholesale Inventory Financing Trust 2007-AE-1 (the “Issuing Entity”) issued $823,600,000 aggregate principal balance of Class A Floating Rate Asset Backed Term Notes, Series 2007-A (the “Class A Term Notes”), $112,700,000 aggregate principal balance of Class B Floating Rate Asset Backed Term Notes, Series 2007-A (the “Class B Term Notes”) and $48,300,000 Class C Floating Rate Asset Backed Term Notes, Series 2007-A (the “Class C Term Note” and, together with the Class A Term Notes and the Class B Term Notes, the “Offered Notes”) on February 13, 2007 (the “Closing Date”). On the Closing Date, the Issuing Entity also issued a $400,000,000 maximum aggregate principal balance 2007-RN1 Revolving Note, Series 2007-RN1 (the “2007-RN1 Revolving Note”) and $16,100,000 aggregate principal balance Class D Floating Rate Asset Backed Term Notes, Series 2007-A (the “Class D Term Notes” and, together with the Offered Notes and the 2007-RN1 Revolving Note, the “Notes”). Only the Offered Notes were offered publicly for sale. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and The Bank of New York Trust Company, N.A., as Indenture Trustee.
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floor plan financing agreements between GMAC LLC and a group of retail automotive dealers franchised by General Motors (such revolving pool the “Pool of Accounts”).
     As of the Closing Date, the Pool of Accounts had the characteristics described in the Prospectus Supplement dated as of February 6, 2007 filed with the Commission pursuant to Rule 425(b)(5) of the Act on February 9, 2007.

Item 9.01. Exhibits

4.1	Indenture between Superior Wholesale Inventory Financing Trust 2007-AE-1 (the “Issuing Entity”) and the Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of February 13, 2007.

4.2	Trust Agreement between Wholesale Auto Receivables LLC, as Depositor, and HSBC Bank USA, National Association, as Owner Trustee, dated as of February 13, 2007.

4.3	Pooling and Servicing Agreement between GMAC LLC and Wholesale Auto Receivables LLC, dated as of February 13, 2007.

4.4	Officer’s Issuance Certificate for Series 2007-A Floating Rate Asset Backed Term Notes, dated as of February 13, 2007.

4.5	Officer’s Issuance Certificate for Series 2007-RN1 Class A Floating Rate Asset Backed Revolving Note, dated as of February 13, 2007.

4.6	Certificate Issuance Order for Class 2007-A Floating Rate Asset Backed Certificates, dated as of February 13, 2007.

99.1	Trust Sale and Servicing Agreement among GMAC LLC, as Servicer, Wholesale Auto Receivables LLC, as Depositor and the Issuing Entity, dated as of February 13, 2007.

99.2	Custodian Agreement between GMAC LLC, as Custodian, and Wholesale Auto Receivables LLC, as Depositor, dated as of February 13, 2007.

99.3	Administration Agreement among the Issuing Entity, GMAC LLC, as Administrator, and the Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of February 13, 2007.

99.4	Schedule to the ISDA Master Agreement between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.5	Confirmation of the Primary Swap Relating to the Class A Term Notes between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.6	Confirmation of the Primary Swap Relating to the 2007-RN1 Revolving Note between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.7	Confirmation of the Primary Swap Relating to the Class B Term Notes between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.8	Confirmation of the Primary Swap Relating to the Class C Term Notes between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.9	Swap Counterparty Rights Agreement among Bank of America, N.A., GMAC LLC, Wholesale Auto Receivables LLC, the Issuing Entity, HSBC Bank USA, National Association, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of February 13, 2007.

99.10	Triparty Contingent Assignment Agreement among the Issuing Entity, GMAC LLC and Bank of America, N.A., dated as of February 13.

SIGNATURES
          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLESALE RECEIVABLES LLC

	By:	/s/ WILLIAM J. McGRANE III

	Name:	William J. McGrane III
	Title:	Controller
Dated: February 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture between Superior Wholesale Inventory Financing Trust 2007-AE-1 (the “Issuing Entity”) and the Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of February 13, 2007.

4.2	Trust Agreement between Wholesale Auto Receivables LLC, as Depositor, and HSBC Bank USA, National Association, as Owner Trustee, dated as of February 13, 2007.

4.3	Pooling and Servicing Agreement between GMAC LLC and Wholesale Auto Receivables LLC, dated as of February 13, 2007.

4.4	Officer’s Issuance Certificate for Series 2007-A Floating Rate Asset Backed Term Notes, dated as of February 13, 2007.

4.5	Officer’s Issuance Certificate for Series 2007-RN1 Class A Floating Rate Asset Backed Revolving Note, dated as of February 13, 2007.

4.6	Certificate Issuance Order for Class 2007-A Floating Rate Asset Backed Certificates, dated as of February 13, 2007.

99.1	Trust Sale and Servicing Agreement among GMAC LLC, as Servicer, Wholesale Auto Receivables LLC, as Depositor and the Issuing Entity, dated as of February 13, 2007.

99.2	Custodian Agreement between GMAC LLC, as Custodian, and Wholesale Auto Receivables LLC, as Depositor, dated as of February 13, 2007.

99.3	Administration Agreement among the Issuing Entity, GMAC LLC, as Administrator, and the Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of February 13, 2007.

99.4	Schedule to the ISDA Master Agreement between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.5	Confirmation of the Primary Swap Relating to the Class A Term Notes between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.6	Confirmation of the Primary Swap Relating to the 2007-RN1 Revolving Note between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.7	Confirmation of the Primary Swap Relating to the Class B Term Notes between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.8	Confirmation of the Primary Swap Relating to the Class C Term Notes between the Issuing Entity and Bank of America, N.A., dated as of February 13, 2007.

99.9	Swap Counterparty Rights Agreement among Bank of America, N.A., GMAC LLC, Wholesale Auto Receivables LLC, the Issuing Entity, HSBC Bank USA, National Association, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of February 13, 2007.

99.10	Triparty Contingent Assignment Agreement among the Issuing Entity, GMAC LLC and Bank of America, N.A., dated as of February 13.